Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of TechTeam Global, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Margaret M. Loebl, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2009	/s/ Margaret M. Loebl
Margaret M. Loebl
Vice President, Chief Financial Officer and Treasurer